[LOGO: MFS]                                     Semiannual Report
INVESTMENT MANAGEMENT                           February 28, 1997




MFS(R) World Asset Allocation Fund


[GRAPHIC OMITTED:2 PEOPLE IN FRONT OF WINDOW]












Learning financial basics the easy way (see page 38)

TABLE OF CONTENTS

Letter from the Chairman....................................................    1
Portfolio Allocation........................................................    2
Portfolio Managers' Profiles................................................    6
Fund Facts..................................................................    7
Performance Summary.........................................................    7
Portfolio of Investments....................................................    9
Financial Statements........................................................   18
Notes to Financial Statements...............................................   25
Independent Auditors' Report................................................   37
The MFS Family of Funds(R)..................................................   38
The ABCs of Investing.......................................................   39
It's Easy to Contact Us.....................................................   40
Trustees and Officers.......................................................   41

HIGHLIGHTS

- FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 10.61%, CLASS B SHARES 10.29%, AND CLASS C SHARES 10.33%.

- WHILE THE DOMINANT STORY IN WORLD FINANCIAL MARKETS IN THE PAST SIX MONTHS HAS BEEN THE STEADINESS AND LONGEVITY OF THE U.S. ECONOMIC RECOVERY AND AN EVER-RISING STOCK MARKET, OUR ECONOMIC MODELS, WHICH INDICATE RELATIVE VALUE SHIFTS, CONTINUE TO WARN OF OVERALLOCATION TO U.S. MARKETS.

- THERE HAS BEEN LITTLE CHANGE TO THE BROAD REGIONAL EXPOSURES, WHICH ARE 56% EUROPE, 38% ASIA/PACIFIC, AND 6% THE AMERICAS.

- WITHIN WORLD BOND MARKETS, WE HAVE CUT OUR INTERNATIONAL BOND WEIGHTINGS FROM 20% OF THE PORTFOLIO TO 11%, REFLECTING THE CURRENT LOW-YIELD ENVIRONMENT IN EUROPE AND FALLING YIELDS WITHIN THE DOLLAR-BLOC COUNTRIES.

LETTER FROM THE CHAIRMAN

Dear Shareholders:
For the six months ended February 28, 1997, Class A shares of the Fund provided a total return of 10.61%, Class B shares 10.29%, and Class C shares 10.33%. All of these returns assume the reinvestment of distributions but exclude the effects of any sales charges, and they compare to returns of 22.50% for the Standard & Poor's 500 Composite Index (S&P 500), a popular, unmanaged index of common stock performance; 2.44% for the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, an index of international stocks; 5.38% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including U.S. Treasury, government agency, corporate bond, and mortgage-backed securities; and -2.66% for the J.P. Morgan Non-Dollar Government Bond Index, an international bond index.
  The dominant story in world financial markets in the past six months has been the remarkable steadiness and longevity of the U.S. economic recovery, now entering its sixth year. This long and moderate recovery has been accompanied by an ever-rising stock market boosted by better earnings, low inflation, and a favorable regulatory and monetary environment. These ever-higher stock prices have been a concern to us. In fact, our economic models, which indicate relative value shifts, continue to warn of overallocation to the U.S. market. We have heeded that warning by underrepresenting the U.S. stock market and overrepresenting the overseas stock markets during the last six months.
  Our stock weightings overseas, however, have shifted from an Asian-dominated portfolio to one more tilted toward Europe, where the stirrings of renewed growth and lower valuations seem to be the overarching theme. Within the world bond markets, we have progressively cut our international bond weightings from 20% to approximately 11%. This reflects the current low-yield environment in Europe and falling yields within the dollar-bloc countries. The U.S. high-yield corporate bond market, while not inexpensive by historic measures, still provides what we believe to be value in yield terms as long as the U.S. economic recovery continues. We will maintain our 8% weighting here until conditions change. We have taken the view that the U.S. government bond market is bound by a narrow band of yield values, prompting us to use this market sparingly when yields migrate to the high side of our estimated range and to revert to a zero weighting when we reach the low side of the yield range. We currently have no U.S. government bonds.

  The Fund should be viewed as neither a market-timing vehicle nor a balanced fund but, rather, what we believe is the expression of the best relative value choices available to MFS investment professionals that can be reasonably researched and managed. What follows are the reports of representative subportfolio managers who have helped the Fund achieve its performance over the past six months.

Respectfully,


/s/A. Keith Brodkin             /s/James T. Swanson

   A. Keith Brodkin                James T. Swanson
   Chairman and President          On behalf of the Asset
                                   Allocation Committee
March 11, 1997

PORTFOLIO ALLOCATION

        [PIE CHART]


International Stocks     44.1%
Other                    19.8%
U.S. Stocks              16.6%
International Bonds      11.3%
U.S. High Yield           8.2%


For a complete breakdown, refer to the Portfolio of Investments.

U.S. STOCK MARKET - 16.6%
Our holdings in U.S. equities range across a variety of industries and incorporate both value and growth strategies. Recent additions to the portfolio include Vons (supermarkets), Rite Aid (drug stores), and Pharmacia and Upjohn (pharmaceuticals). Currently, our top three sectors are leisure (16.2%), technology (13.5%), and financial services (10.7%). Our outlook continues to be cautious. Given the current level of interest rates, equity valuations are rich and leave no margin for error. We continue to maintain a conservative, low-risk approach to our stock selection.
                                                         -- John F. Brennan, Jr.

FIVE LARGEST U.S. STOCK HOLDINGS AS OF 2/28/97                    % OF NET ASSETS
---------------------------------------------------------------------------------
Pharmacia & Upjohn (Medical and Health Products)                             0.7%
---------------------------------------------------------------------------------
MCI Communications Corp. (Utilities - Telephone)                             0.7%
---------------------------------------------------------------------------------
Tyco International Ltd. (Consumer Goods and Services)                        0.6%
---------------------------------------------------------------------------------
Harrah's Entertainment, Inc. (Entertainment)                                 0.6%
---------------------------------------------------------------------------------
Philip Morris Cos., Inc. (Consumer Goods and Services)                       0.6%
---------------------------------------------------------------------------------

INTERNATIONAL STOCK MARKETS - 44.1%
Internationally, we emphasize stock selection as opposed to country or industry selection. Priority is placed on companies that we believe will generate above-average earnings growth and that are trading at attractive valuations, regardless of their home country.

As of February 28, 1997, 44% of the Fund's assets were invested in international stocks. Over the past quarter, there has been little change to the broad regional exposures, which are 56% Europe, 38% Asia/Pacific, and 6% the Americas. The largest individual country exposures are the United Kingdom (22%), Japan (20%), and France (7%). Roughly 18% of our international holdings are in emerging markets, 13% of which are in Southeast Asia (including Hong Kong and Singapore).

We continue to find few opportunities in cyclical stocks due to our view on valuations at this point in the economic cycle. As a result, most of our recent purchases/additions have been of companies that we believe will show steady earnings growth regardless of the state of the global economy. While there has been limited turnover in the Fund's 20 largest international holdings, over the past six months we have added positions in several companies that fit the above description. These include British Aerospace (United Kingdom - defense), Sony (Japan - consumer electronics), and Novartis (Switzerland - pharmaceuticals).
                                                               -- David Mannheim

FIVE LARGEST INTERNATIONAL STOCK HOLDINGS AS OF 2/28/97           % OF NET ASSETS
---------------------------------------------------------------------------------
PowerGen PLC (Utilities - Electric - United Kingdom)                         2.5%
---------------------------------------------------------------------------------
Canadian National Railway Co. (Railroads - Canada)                           1.3%
---------------------------------------------------------------------------------
Astra AB, Free Shares, "B" (Pharmaceuticals - Sweden)                        1.1%
---------------------------------------------------------------------------------
DDI Corp. (Telecommunications - Japan)                                       1.1%
---------------------------------------------------------------------------------
ASDA Group PLC (Stores - United Kingdom)                                     1.1%
---------------------------------------------------------------------------------

U.S. HIGH-YIELD CORPORATE BOND MARKET - 8.2%
The U.S. high-yield market continued to outperform other domestic fixed-income markets. It benefited both from continued improvement in credit quality, as companies have fared well during this period of stable economic growth, and from investors' continued search for higher yields. We have emphasized holdings in companies in which we think credit quality will improve due to good growth potential or from being able to generate enough free cash flow to pay down debt. We have concentrated our holdings in the bonds of better-quality high-yield issuers because we do not think investors are adequately compensated for the risk of lower-tier credits.
                                                           -- Joan S. Batchelder

FIVE LARGEST HOLDINGS AS OF 2/28/97                               % OF NET ASSETS
---------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp. (Steel)                                     0.7%
---------------------------------------------------------------------------------
Building Materials Corp. (Building)                                          0.4%
---------------------------------------------------------------------------------
Silgan Corp. (Containers)                                                    0.4%
---------------------------------------------------------------------------------
BE Aerospace, Inc. (Aerospace)                                               0.4%
---------------------------------------------------------------------------------
Jitney-Jungle Stores (Supermarkets)                                          0.4%
---------------------------------------------------------------------------------

U.S. GOVERNMENT BOND MARKET
The U.S. government bond market maintained a narrow range during the past six months, as economic activity continued at its recent strong pace and the Federal Reserve Board remained on the sidelines. Rates on 10-year Treasury securities eased from 7% at the end of August to 6.5% at the end of February. After holding a 10% position earlier in 1997, we have returned to a zero weighting as rates moved lower in February. While there has been no sign of a pickup in inflationary pressures, a cautious attitude is warranted as we have seen anecdotal signs that wage pressures could emerge in upcoming months.
                                                         -- Geoffrey L. Kurinsky

INTERNATIONAL BOND MARKETS - 11.3%
Fiscal austerity combined with easing monetary policy throughout Europe has continued to bring about substantial tightening of yield spreads, as inflation has remained subdued. Concerns remain about who will participate in the first stage of European monetary union. The potential exists for delays should economic convergence become impossible within the predetermined timeframe due to continued sluggish growth and persistent deficits.

We benefited from our emphasis on the higher-yielding European markets for much of 1996, as a large amount of yield convergence occurred. For example, 10-year yield spreads in Italy declined by 150 basis points (1.5%) versus yields in Germany since September. We feel that improved growth prospects within most of Europe may limit further convergence in the near term. Global growth prospects may also push yields slowly higher in Canada and Australia as commodity prices continue to recover. In Canada, 10-year yields have fallen more than 100 basis points (1.0%) since September 1996 and are currently trading below those in the United States.

Lastly, monetary conditions in Japan remain very accommodative; the yen has weakened against the U.S. dollar by more than 13% since September 1996, reducing the scope for lower interest rates. The recovery in Japan, albeit fragile, is largely export led.
                                                            -- Leslie J. Nanberg

LARGEST INTERNATIONAL BOND HOLDINGS AS OF 2/28/97                 % OF NET ASSETS
---------------------------------------------------------------------------------
United Kingdom Treasury (United Kingdom)                                    10.7%
---------------------------------------------------------------------------------
United Mexican States (Mexico)                                               0.3%
---------------------------------------------------------------------------------
Hellenic Republic (Greece)                                                   0.3%
---------------------------------------------------------------------------------

PORTFOLIO MANAGERS' PROFILES

The Asset Allocation Committee consists of Messrs. Swanson and Nanberg as well as A. Keith Brodkin and Jeffrey L. Shames, Chairman and President of MFS, respectively, and John W. Ballen, Senior Vice President and Chief Equity Officer at MFS. The individuals responsible for managing the assets in the asset classes are as follows:

JOAN S. BATCHELDER is Senior Vice President of MFS and head of the Fixed Income High Yield Department. She manages the high-yield fixed-income portion of the Fund. Ms. Batchelder rejoined MFS in October of 1983 after three years with a leading investment counsel firm. She first joined MFS in 1978 and that year was named Investment Officer in the Fixed Income

Department. Ms. Batchelder was appointed Assistant Vice President - Investments in 1979, Vice President - Investments in 1980, and Senior Vice President in 1983.

JOHN F. BRENNAN has been a member of the MFS investment staff since 1985. A graduate of the University of Rhode Island and Stanford University's Graduate School of Business Administration, he began his career at MFS as an industry specialist and was promoted to Assistant Vice President - Investments in 1987. He was named Vice President - Investments in 1988 and Senior Vice President in 1995. Mr. Brennan became Portfolio Manager of MFS(R) Capital Growth Fund in 1995.

GEOFFREY L. KURINSKY began his career at MFS in 1987 in the Fixed Income Department. Mr. Kurinsky is a graduate of the University of Massachusetts and Boston University's Graduate School of Management. He was named Assistant Vice President in 1988 and Vice President in 1989. In 1992, he became Portfolio Manager of MFS(R) Limited Maturity Fund. He was named Senior Vice President in 1993.

DAVID MANNHEIM began his career at MFS in 1988 as a research specialist and was promoted to Assistant Vice President - Investments in 1991, Vice
President - Investments in 1992, and Senior Vice President in 1997. In 1995, he was named Portfolio Manager of MFS(R) Institutional International Equity Fund. Mr. Mannheim is a graduate of Amherst College and of Massachusetts Institute of Technology's Sloan School of Management.

LESLIE J. NANBERG is Senior Vice President, Chief Fixed Income Officer and a member of the portfolio management team of MFS World Asset Allocation Fund. Mr. Nanberg joined MFS in 1980. He was named Assistant Vice President - Investments in 1981, Vice President - Investments in 1983, and Senior Vice President in 1986. Mr. Nanberg is a graduate of the University of Illinois, Northwestern University, and the Northwestern University Graduate School of Management. He is a Chartered Financial Analyst and is a member of the Boston Security Analysts Society, Inc., as well as the Financial Analysts Federation.

JAMES T. SWANSON is Senior Vice President of MFS and has been a Portfolio Manager of the Fund since its inception in July 1994. Mr. Swanson joined MFS in 1985 as Vice President - Investments and was named Senior Vice President in 1989. He is a graduate of Colgate University and the Harvard University Graduate School of Business Administration.

FUND FACTS

STRATEGY:                 THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TOTAL
                          RETURN OVER THE LONG TERM THROUGH INVESTMENTS IN
                          EQUITY AND FIXED-INCOME SECURITIES.
COMMENCEMENT OF
INVESTMENT OPERATIONS:    CLASSES A, B AND C: JULY 22, 1994
                          CLASS I: JANUARY 2, 1997

SIZE:                     $307.2 MILLION NET ASSETS AS OF FEBRUARY 28, 1997

PERFORMANCE SUMMARY

Because mutual funds like MFS World Asset Allocation Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

Class A Investment Results
(net asset value change including reinvested
distributions)                                        6 Months   1 Year   Life of Fund*
---------------------------------------------------------------------------------------
Cumulative Total Return                                +10.61%   +13.80%     + 43.95%
---------------------------------------------------------------------------------------
Average Annual Total Return                                --    +13.80%     + 14.99%
---------------------------------------------------------------------------------------
SEC Results                                                --    + 8.40%     + 12.86%
---------------------------------------------------------------------------------------

Class B Investment Results
(net asset value change including reinvested
distributions)                                        6 Months   1 Year   Life of Fund*
---------------------------------------------------------------------------------------
Cumulative Total Return                                +10.29%   +13.19%     + 41.48%
---------------------------------------------------------------------------------------
Average Annual Total Return                                --    +13.19%     + 14.23%
---------------------------------------------------------------------------------------
SEC Results                                                --    + 9.19%     + 13.29%
---------------------------------------------------------------------------------------

Class C Investment Results
(net asset value change including reinvested
distributions)                                        6 Months   1 Year   Life of Fund*
---------------------------------------------------------------------------------------
Cumulative Total Return                                +10.33%   +13.23%     + 41.68%
---------------------------------------------------------------------------------------
Average Annual Total Return                                --    +13.23%     + 14.29%
---------------------------------------------------------------------------------------
SEC Results                                                --    +12.23%     + 14.29%
---------------------------------------------------------------------------------------

*For the period from the commencement of the Fund's investment operations, July
 22, 1994 to February 28, 1997.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES
OF RETURN - CONTINUED

Class I Investment Results
(net asset value change including reinvested
distributions)                                      6 Months   1 Year   Life of Fund*
-------------------------------------------------------------------------------------
Cumulative Total Return                              +10.73%   +13.93%     + 44.11%
-------------------------------------------------------------------------------------
Average Annual Total Return                              --    +13.93%     + 15.04%
-------------------------------------------------------------------------------------
SEC Results                                              --    + 8.52%     + 12.91%
-------------------------------------------------------------------------------------

*For the period from the commencement of the Fund's investment operations, July
 22, 1994 to February 28, 1997.

All results represent past performance and are not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A SEC results include the maximum 4.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases made on or after April 1, 1996 will be subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales load or Rule 12b-1 fees and are only available to certain institutional investors.

Class I share results include the performance and operating expenses (e.g., Rule 12b-1 fees) of Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance would have been higher had Class I shares been outstanding during the entire period. The Class A share performance included in the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales load.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

PORTFOLIO OF INVESTMENTS - FEBRAURY 28, 1997
Stocks - 60.3%

--------------------------------------------------------------------------------------
Issuer                                                           Shares          Value
--------------------------------------------------------------------------------------
Foreign Stocks - 44.1%
  Australia - 1.5%
    Q.B.E. Insurance Group (Insurance)                          559,001     $2,801,489
    Seven Network Ltd. (Media)                                  584,900      1,940,523
                                                                            ----------
                                                                            $4,742,012
--------------------------------------------------------------------------------------
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)                   110,500     $4,019,438
--------------------------------------------------------------------------------------
  Chile - 0.6%
    Chilectra S.A., ADR (Utilities - Electric)                   27,900     $1,806,525
--------------------------------------------------------------------------------------
  Finland - 1.4%
    Aamulehti Yhtymae OY II (Publishing)                         17,400     $  588,609
    Huhtamaki OY (Food Products)                                 38,600      1,812,710
    TT Tieto OY (Computer Software)                              22,100      1,895,391
                                                                            ----------
                                                                            $4,296,710
--------------------------------------------------------------------------------------
  France - 3.2%
    Michelin (C.G.D.E.) (Tire and Rubber)                        26,700     $1,673,673
    Rhone Poulene Rorer (Pharmaceuticals)                        39,000      2,769,000
    Societe Television Francaise (Broadcast Media)               10,300        955,446
    TOTAL S.A., "B" (Oils)                                       17,500      1,397,356
    Union des Assurances Federales S.A.
      (Insurance)                                                24,600      2,951,825
                                                                            ----------
                                                                            $9,747,300
--------------------------------------------------------------------------------------
  Germany - 2.0%
    Adidas AG (Apparel and Textiles)                             33,300     $3,187,878
    Henkel KGaA, Preferred (Consumer Goods and
      Services)                                                  32,000      1,707,171
    Volkswagen AG (Automotive)                                    2,300      1,115,234
                                                                            ----------
                                                                            $6,010,283
--------------------------------------------------------------------------------------
  Greece - 0.3%
    Hellenic Tellecommunication Organization S.A.
      (Telecommunications)                                       47,600     $1,043,662
--------------------------------------------------------------------------------------
  Hong Kong - 2.5%
    Asia Satellite Telecommunications Holdings
      Ltd., ADR (Telecommunications)*                            48,400     $1,270,500
    Hong Kong Electric Holdings Ltd.
      (Utilities - Electric)                                    324,000      1,121,396
    Hong Kong Land Holdings Ltd. (Real Estate)                  435,281      1,240,551
    Liu Chong Hing Bank Ltd. (Banks)                            798,000      1,514,923
    Peregrine Investment Holdings (Finance)                     521,000        952,075
    Wing Hang Bank Ltd. (Banks)                                 364,500      1,657,017
                                                                            ----------
                                                                            $7,756,462
--------------------------------------------------------------------------------------
  Indonesia - 0.3%
    PT Semen Gresik (Building Materials)                        291,000     $  859,276
--------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Issuer                                                           Shares           Value
---------------------------------------------------------------------------------------
Foreign Stocks - continued
  Italy - 0.7%
    Instituto Nazionale delle Assicurazioni
      (Insurance)                                               383,000     $   500,811
    Telecom Italia Mobile S.p.A., di Risp
      (Telecommunications)                                      907,000       1,387,256
    Telecom Italia Mobile S.p.A.
      (Telecommunications)                                      159,000         416,310
                                                                            -----------
                                                                            $ 2,304,377
---------------------------------------------------------------------------------------
  Japan - 8.6%
    Bridgestone Corp. (Tire and Rubber)                          91,000     $ 1,629,573
    Canon, Inc. (Consumer Goods)                                134,000       2,799,528
    DDI Corp. (Telecommunications)                                  545       3,284,820
    East Japan Railway Co. (Home Construction)                      260       1,107,942
    Eisai Co. Ltd. (Pharmaceuticals)                             59,000       1,105,454
    Kinki Coca-Cola Bottling (Beverage)                          56,000         673,187
    Kirin Beverage Corp. (Beverage)                             103,000       1,400,429
    Nitto Denko Corp. (Industrial Goods and
      Services)                                                 147,000       1,962,112
    Omron Corp. (Electronics)                                    40,000         630,076
    Osaka Sanso Kogyo Ltd. (Chemicals)                          321,000         862,238
    Rohm Co. (Electronics - Semiconductors)                      16,000       1,147,405
    Sony Corp. (Electronics)                                     33,000       2,382,937
    TDK Corp. (Special Products and Services)                    35,000       2,344,552
    Takeda Chemical Industries (Chemicals)                      141,000       2,828,883
    Ushio, Inc. (Electronics)                                   200,000       2,255,000
                                                                            -----------
                                                                            $26,414,136
---------------------------------------------------------------------------------------
  Malaysia - 0.3%
    New Straits Time Press Berhad (Publishing)                  126,000     $   802,091
---------------------------------------------------------------------------------------
  Netherlands - 1.6%
    Ahrend Groep NV (Office Furnishings)                         29,000     $ 1,644,509
    IHC Caland NV (Transportation Equipment)                     24,100       1,342,490
    Royal Dutch Petroleum Co. (Oils)                             11,500       1,993,405
                                                                            -----------
                                                                            $ 4,980,404
---------------------------------------------------------------------------------------
  New Zealand - 0.6%
    Sky City Ltd. (Entertainment)                               398,000     $ 1,988,440
---------------------------------------------------------------------------------------
  Peru - 0.4%
    Telefonica del Peru, "B", ADR
      (Telecommunications)                                       53,900     $ 1,185,800
---------------------------------------------------------------------------------------
  Philippines - 0.5%
    Alsons Cement Corp. (Building Materials)*##               3,268,750     $   845,152
    Pilipino Telephone (Telecommunications)*                    869,600         562,022
                                                                            -----------
                                                                            $ 1,407,174
---------------------------------------------------------------------------------------
  Portugal - 0.4%
    Banco Totta e Acores (Financial Institutions)                75,000     $ 1,115,925
---------------------------------------------------------------------------------------
  Singapore - 1.0%
    Hong Leong Finance (Finance)+                               480,000     $ 1,852,608
    Mandarin Oriental International Ltd. (Lodging)              805,000       1,094,800
                                                                            -----------
                                                                            $ 2,947,408
---------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Issuer                                                           Shares            Value
----------------------------------------------------------------------------------------
Foreign Stocks - continued
  South Korea - 1.1%
    Korea Electric Power Corp.
      (Utilities - Electric)                                     51,700     $  1,487,425
    Korea Mobile Telecommunications Corp.
      (Telecommunications)                                        1,843        1,799,170
                                                                            ------------
                                                                            $  3,286,595
----------------------------------------------------------------------------------------
  Spain - 1.8%
    Acerinox S.A. (Iron and Steel)                               17,800     $  2,475,571
    Cubiertas y Mzov S.A. (Engineering and
      Construction)                                              11,200        1,102,562
    Repsol S.A. (Oils)                                           49,500        1,883,505
                                                                            ------------
                                                                            $  5,461,638
----------------------------------------------------------------------------------------
  Sweden - 2.7%
    ABB AB, "B" (Electrical Equipment)                           12,400     $  1,385,299
    ASTRA AB, Free Shares, "B" (Pharmaceuticals)                 71,000        3,318,370
    Enator AB (Computer Software)*                               11,200          284,846
    Nobel Biocare AB (Medical and Health Products)               46,000          820,769
    Sparbanken Sverige AB, "A" (Banks)                          124,500        2,453,522
                                                                            ------------
                                                                            $  8,262,806
----------------------------------------------------------------------------------------
  Switzerland - 0.7%
    Novartis AG (Pharmaceuticals)                                 2,032     $  2,323,467
----------------------------------------------------------------------------------------
  Thailand - 0.3%
    Total Access Communication Public Co. Ltd.
      (Telecommunications)                                      136,000     $    884,000
----------------------------------------------------------------------------------------
  United Kingdom - 9.9%
    ASDA Group PLC (Stores)                                   1,776,000     $  3,236,050
    British Aerospace PLC (Aerospace)                           132,000        2,754,919
    British Petroleum Co. PLC (Oils)                            198,281        2,198,460
    British Petroleum Co. PLC, ADR (Oils)                         8,200        1,085,475
    Capital Radio PLC (Broadcasting)                             76,000          705,098
    Carlton Communications PLC (Communications)                 189,000        1,608,636
    Danka Business Systems PLC, Sponsored, ADR
      (Office Equipment)                                          1,600           67,000
    Grand Metropolitan PLC (Food)                               231,000        1,702,447
    Jarvis Hotels Ltd. PLC (Lodging)+                           395,800        1,142,279
    Kwik-Fit Holdings PLC (Retail)                              453,000        1,669,260
    Lloyds TSB Group PLC (Banks)                                241,203        2,005,748
    PowerGen PLC (Utilities - Electric)                         758,200        7,640,078
    Storehouse PLC (Retail)                                     671,800        3,012,284
    Tomkins PLC (Diversified Operations)                        362,000        1,682,178
                                                                            ------------
                                                                            $ 30,509,912
----------------------------------------------------------------------------------------
  Venezuela - 0.4%
    Compania Anonima Nacional Telefonos de
      Venezuela, ADR (Telecommunications)*                       38,100     $  1,209,675
----------------------------------------------------------------------------------------
Total Foreign Stocks                                                        $135,365,516
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Issuer                                                           Shares          Value
--------------------------------------------------------------------------------------
U.S. Stocks - 16.2%
  Aerospace - 0.2%
    Allied Signal, Inc.                                           9,300     $  671,925
--------------------------------------------------------------------------------------
  Apparel and Textiles - 0.3%
    Nike, Inc., "B"                                              12,900     $  927,187
--------------------------------------------------------------------------------------
  Automotive - 0.4%
    Ford Motor Co.                                                6,800     $  223,550
    Goodrich (B.F.) Co.                                          25,100      1,019,687
                                                                            ----------
                                                                            $1,243,237
--------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.1%
    Wells Fargo & Co.                                               966     $  293,905
--------------------------------------------------------------------------------------
  Building - 0.2%
    Newport News Shipbuilding, Inc.                              31,900     $  494,450
--------------------------------------------------------------------------------------
  Business Machines - 0.3%
    Sun Microsystems, Inc.*                                      21,200     $  654,550
    Texas Instruments, Inc.                                       4,900        377,912
                                                                            ----------
                                                                            $1,032,462
--------------------------------------------------------------------------------------
  Business Machines - Peripherals - 0.1%
    Seagate Technology, Inc.                                      4,900     $  231,525
--------------------------------------------------------------------------------------
  Business Services - 0.5%
    ADT Ltd.*                                                    49,100     $1,067,925
    Computer Sciences, Inc.*                                      4,450        300,375
                                                                            ----------
                                                                            $1,368,300
--------------------------------------------------------------------------------------
  Cellular Telephones - 0.3%
    Telephone & Data Systems, Inc.                               24,700     $  988,000
--------------------------------------------------------------------------------------
  Chemicals - 0.4%
    Betzdearborn, Inc.                                            3,200     $  207,600
    du Pont (E.I.) de Nemours & Co., Inc.                         8,200        879,450
                                                                            ----------
                                                                            $1,087,050
--------------------------------------------------------------------------------------
  Computer Software - Systems - 1.2%
    BMC Software, Inc.                                            6,900     $  295,406
    Computer Associates International, Inc.                       4,600        200,100
    Oracle Systems Corp.*                                        37,000      1,452,250
    Sybase, Inc.*                                               101,600      1,663,700
                                                                            ----------
                                                                            $3,611,456
--------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.5%
    Colgate Palmolive Co.                                         6,300     $  652,050
    Philip Morris Cos., Inc.                                     13,100      1,770,137
    Tyco International Ltd.                                      33,000      1,947,000
    UST, Inc.                                                    11,700        361,238
                                                                            ----------
                                                                            $4,730,425
--------------------------------------------------------------------------------------
  Containers - 0.1%
    Stone Container Corp.                                        19,600     $  254,800
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Issuer                                                           Shares          Value
--------------------------------------------------------------------------------------
U.S. Stocks - continued
  Electronics - 0.3%
    Atmel Corp.*                                                  8,400     $  313,950
    Intel Corp.                                                   3,400        482,375
    Kulicke & Soffa Industries, Inc.*                             7,700        204,050
                                                                            ----------
                                                                            $1,000,375
--------------------------------------------------------------------------------------
  Entertainment - 1.2%
    Chancellor Broadcasting Co., "A"*                               700     $   19,075
    Clear Channel Communications, Inc.*                          16,900        809,088
    Harrah's Entertainment, Inc.*                                95,900      1,774,150
    LIN Television Corp.*                                        28,000      1,162,000
                                                                            ----------
                                                                            $3,764,313
--------------------------------------------------------------------------------------
  Financial Institutions - 0.7%
    Federal Home Loan Mortgage Corp.                             26,000     $  773,500
    Union Planters Corp.                                         27,100      1,212,725
                                                                            ----------
                                                                            $1,986,225
--------------------------------------------------------------------------------------
  Food and Beverage Products - 0.5%
    PepsiCo, Inc.                                                47,100     $1,548,412
--------------------------------------------------------------------------------------
  Forest and Paper Products - 0.3%
    Kimberly Clark Corp.                                          6,600     $  699,600
    Unisource Worldwide, Inc.                                     9,850        211,775
                                                                            ----------
                                                                            $  911,375
--------------------------------------------------------------------------------------
  Insurance - 1.0%
    Chubb Corp.                                                  13,300     $  779,712
    CIGNA Corp.                                                   4,400        672,650
    ITT Hartford Insurance Group, Inc.                            7,400        555,000
    Penncorp Financial Group, Inc.                               32,600      1,141,000
                                                                            ----------
                                                                            $3,148,362
--------------------------------------------------------------------------------------
  Machinery - 0.2%
    Stewart & Stevenson Services, Inc.                           21,500     $  561,688
--------------------------------------------------------------------------------------
  Medical and Health Products - 0.9%
    Bristol Myers Squibb Co.                                      4,200     $  548,100
    Pharmacia & Upjohn                                           61,400      2,264,125
                                                                            ----------
                                                                            $2,812,225
--------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.6%
    AmeriSource Health Corp.*                                     2,400     $  120,900
    PacifiCare Health Systems, Inc., "B"*                         7,000        586,250
    St. Jude Medical, Inc.                                       28,500      1,125,750
                                                                            ----------
                                                                            $1,832,900
--------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Tidewater, Inc.                                              10,500     $  412,800
--------------------------------------------------------------------------------------
  Oils - 0.5%
    Mobil Corp.                                                   6,900     $  846,975
    Texaco, Inc.                                                  7,500        741,562
                                                                            ----------
                                                                            $1,588,537
--------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Issuer                                                           Shares            Value
----------------------------------------------------------------------------------------
U.S. Stocks - continued
  Photographic Products - 0.4%
    Eastman Kodak Co.                                            13,600     $  1,218,900
----------------------------------------------------------------------------------------
  Railroads - 0.4%
    Burlington Northern Santa Fe                                 11,300     $    940,725
    Wisconsin Central Transportation Corp.*                      11,200          401,800
                                                                            ------------
                                                                            $  1,342,525
----------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.0%
    Hilton Hotels Corp.                                          39,200     $    984,900
    Host Marriott Corp.                                          55,500          999,000
    Promus Hotel Corp.*                                          32,900        1,163,838
    Renaissance Hotel Group NV*                                   1,400           41,475
                                                                            ------------
                                                                            $  3,189,213
----------------------------------------------------------------------------------------
  Stores - 0.5%
    Rite Aid Corp.                                               32,600     $  1,373,275
----------------------------------------------------------------------------------------
  Supermarkets - 0.5%
    Vons Cos., Inc.*                                             23,200     $  1,580,500
----------------------------------------------------------------------------------------
  Telecommunications - 0.4%
    Cabletron Systems, Inc.*                                     20,800     $    624,000
    Cellular Communications International, Inc.*                  5,800          163,850
    Lucent Technologies, Inc.                                     6,100          328,638
                                                                            ------------
                                                                            $  1,116,488
----------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    CMS Energy Corp.                                             13,200     $    432,300
    Illinova Corp.                                               33,500          837,500
                                                                            ------------
                                                                            $  1,269,800
----------------------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    MCI Communications Corp.                                     61,300     $  2,191,475
----------------------------------------------------------------------------------------
Total U.S. Stocks                                                           $ 49,784,110
----------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $166,667,330)                                $185,149,626
----------------------------------------------------------------------------------------

Preferred Stock - 0.4%
----------------------------------------------------------------------------------------
  Entertainment
    Time Warner, Inc., "K", 10.25% (Identified
      Cost, $1,094,375)                                           1,026     $  1,138,444
----------------------------------------------------------------------------------------

Rights
-----------------------------------------------------------------------------------------
  Switzerland
    Ciba Geigy (Specialty Chemical) (Identified
      Cost, $13,891)                                              2,032     $    128,645
----------------------------------------------------------------------------------------

Warrants
----------------------------------------------------------------------------------------
  Hong Kong
    Peregrine Investment Holdings (Identified
      Cost, $0)                                                  46,800     $     16,168
----------------------------------------------------------------------------------------

Bonds - 19.5%

---------------------------------------------------------------------------------------
                                                       Principal Amount
Issuer                                                    (000 Omitted)           Value
---------------------------------------------------------------------------------------
Foreign Bonds - 11.3%
  Greece - 0.3%
    Hellenic Republic, 12.6s, 2003                          GRD 116,500     $   456,699
    Hellenic Republic, 13.4s, 2003                               30,000         117,548
    Hellenic Republic, 14.8s, 2003                               90,000         353,155
                                                                            -----------
                                                                            $   927,402
---------------------------------------------------------------------------------------
  Mexico - 0.3%
    United Mexican States, Floating Rate, 2001+       $           1,000     $ 1,010,000
---------------------------------------------------------------------------------------
  United Kingdom - 10.7%
    United Kingdom Treasury, 6.75s, 2004                    GBP  20,530     $32,731,373
---------------------------------------------------------------------------------------
Total Foreign Bonds                                                         $34,668,775
---------------------------------------------------------------------------------------
High-Yield Bonds - 8.2%
  Aerospace - 0.4%
    BE Aerospace, Inc., 9.875s, 2006                  $           1,250     $ 1,312,500
---------------------------------------------------------------------------------------
  Automotive - 0.7%
    Exide Corp., 2.9s, 2005##                         $           1,600     $   962,000
    SPX Corp., 11.75s, 2002                                       1,000       1,100,000
                                                                            -----------
                                                                            $ 2,062,000
---------------------------------------------------------------------------------------
  Building - 1.0%
    American Standard, Inc., 0s, 2005                 $             750     $   716,250
    Building Materials Corp., 0s, 2004                            1,525       1,351,531
    Nortek, Inc., 9.875s, 2004                                    1,000       1,030,000
                                                                            -----------
                                                                            $ 3,097,781
---------------------------------------------------------------------------------------
  Cellular Telephones - 0.3%
    Rogers Cantel, Inc., 9.375s, 2008                 $             750     $   795,000
---------------------------------------------------------------------------------------
  Chemicals - 0.3%
    NL Industries, Inc., 11.75s, 2003                 $             750     $   815,625
---------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.3%
    E&S Holdings Corp., 10.375s, 2006                 $             800     $   844,000
    FoodBrands America, Inc., 10.75s, 2006                          750         795,000
    Revlon, Inc., 10.5s, 2003                                       800         856,000
    Sealy Corp., 9.5s, 2003                                       1,000       1,020,000
    Westpoint Stevens, Inc., 9.375s, 2005                           500         527,500
                                                                            -----------
                                                                            $ 4,042,500
---------------------------------------------------------------------------------------
  Containers - 0.7%
    Owens-Illinois, Inc., 11s, 2003                   $             800     $   894,000
    Silgan Corp., 11.75s, 2002                                    1,250       1,337,500
                                                                            -----------
                                                                            $ 2,231,500
---------------------------------------------------------------------------------------
  Entertainment - 0.3%
    Cinemark USA, Inc., 9.625s, 2008                  $           1,000     $ 1,030,000
---------------------------------------------------------------------------------------
  Machinery - 0.2%
    AGCO Corp., 8.5s, 2006                            $             750     $   770,625
---------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.3%
    Tenet Healthcare Corp., 10.125s, 2005             $             800     $   883,000
---------------------------------------------------------------------------------------

Bonds - continued
---------------------------------------------------------------------------------------
                                                       Principal Amount
                                                          (000 Omitted)           Value
Issuer
---------------------------------------------------------------------------------------
High-Yield Bonds - continued
  Oils - 0.2%
    Gulf Canada Resources Ltd., 9.25s, 2004                     $   500     $   533,750
---------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Red Roof Inns, Inc., 9.625s, 2003                           $   250     $   252,500
---------------------------------------------------------------------------------------
  Special Products and Services - 0.2%
    IMO Industries, Inc., 11.75s, 2006                          $   750     $   744,375
---------------------------------------------------------------------------------------
  Steel - 1.3%
    AK Steel Corp., 9.125s, 2006##+                             $ 1,000     $ 1,037,500
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                2,000       2,060,000
    WCI Steel, Inc., 10s, 2004##+                                   750         787,500
                                                                            -----------
                                                                            $ 3,885,000
---------------------------------------------------------------------------------------
  Supermarkets - 0.9%
    Grand Union Co., 12s, 2004                                  $   750     $   768,750
    Jitney-Jungle Stores, 12s, 2006                               1,000       1,110,000
    Ralph's Grocery Co., 10.45s, 2004                               800         852,000
                                                                            -----------
                                                                            $ 2,730,750
---------------------------------------------------------------------------------------
Total High-Yield Bonds                                                      $25,186,906
---------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $59,502,393)                                  $59,855,681
---------------------------------------------------------------------------------------
Short-Term Obligations - 27.9%
---------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due
    3/04/97 - 3/14/97                                           $51,275     $51,211,635
  Federal National Mortgage Assn., due
    3/07/97 - 3/27/97                                            16,000      15,968,870
  General Electric Capital Corp., due
    3/03/97 - 3/06/97                                            13,040      13,033,462
  Philip Morris Cos., Inc., due 3/11/97                           5,685       5,676,709
---------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                             $85,890,676
---------------------------------------------------------------------------------------
Call Options Purchased - 0.1%

----------------------------------------------------------------------------------------
                                                       Principal Amount
                                                           of Contracts
    Description/Expiration Month/Strike Price             (000 Omitted)
----------------------------------------------------------------------------------------
Canadian Dollars
August/1.350                                                 CAD 31,588          $75,811
Deutsche Marks
March/1.655                                                  DEM 51,520           90,826
----------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid,
  $177,439)                                                                 $    166,637
----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $313,346,104)                           $332,345,877
----------------------------------------------------------------------------------------

Call Options Written - (0.1)%
----------------------------------------------------------------------------------------
                                                       Principal Amount
                                                           of Contracts
                                                          (000 Omitted)            Value
Description/Expiration Month/Strike Price
----------------------------------------------------------------------------------------
Australian Dollars
    May/0.755                                                AUD  7,547     $    (31,833)
Japanese Yen
    June/118                                              JPY 1,837,968         (271,022)
----------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received,
  $322,000)                                                                 $   (302,855)
----------------------------------------------------------------------------------------
Put Options Written - (0.1)%
----------------------------------------------------------------------------------------
Deutsche Marks
    March/1.700 (Premium Received, $88,720)                  DEM 52,920     $   (176,663)
----------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (8.0)%                                     $(24,662,285)
----------------------------------------------------------------------------------------
Net Assets - 100.0%                                                         $307,204,074
----------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD      =  Australian Dollars         GRD      =  Greek Drachmas
BEF      =  Belgian Francs             HKD      =  Hong Kong Dollars
CAD      =  Canadian Dollars           IDR      =  Indonesian Rupiahs
CHF      =  Swiss Francs               IEP      =  Irish Punts
DEM      =  Deutsche Marks             ITL      =  Italian Lire
DKK      =  Danish Kroner              JPY      =  Japanese Yen
ECU      =  European Currency Units    NOK      =  Norwegian Krone
ESP      =  Spanish Pesetas            NZD      =  New Zealand Dollars
FIM      =  Finnish Markkaa            PHP      =  Phillipine Pesos
FRF      =  French Francs              SEK      =  Swedish Kronor
GBP      =  British Pounds             THB      =  Thai Bahts

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

---------------------------------------------------------------------------------
February 28, 1997
---------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $313,346,104)              $332,345,877
  Cash                                                                      9,450
  Net receivable for forward foreign currency contracts sold            7,111,949
  Net receivable for forward foreign currency contracts                 2,225,376
  Premium receivable on options written                                   271,022
  Receivable for Fund shares sold                                         917,107
  Receivable for investments sold                                       4,232,630
  Interest and dividends receivable                                     1,453,201
  Deferred organization expenses                                           20,567
  Other assets                                                              2,025
                                                                     ------------
      Total assets                                                   $348,589,204
                                                                     ============
Liabilities:
  Payable for Fund shares reacquired                                 $    375,881
  Payable for investments purchased                                    34,271,137
  Written options outstanding, at value (premiums received,
    $410,720)                                                             479,518
  Net payable for forward foreign currency exchange contracts
    purchased                                                           5,907,394
  Payable to affiliates -
    Management fee                                                          3,456
    Shareholder servicing agent fee                                         1,105
    Distribution fee                                                      226,702
  Accrued expenses and other liabilities                                  119,937
                                                                     ------------
      Total liabilities                                              $ 41,385,130
                                                                     ============
Net assets                                                           $307,204,074
                                                                     ============
Net assets consist of:
  Paid-in capital                                                    $274,645,197
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                    22,242,655
  Accumulated undistributed net realized gain
    on investments and foreign currency transactions                    8,546,979
  Accumulated undistributed net investment income                       1,769,243
                                                                     ------------
      Total                                                          $307,204,074
                                                                     ============
Shares of beneficial interest outstanding                              16,967,549
                                                                     ============
Class A shares:
  Net asset value per share
    (net assets of $101,902,806 / 5,616,983 shares of beneficial
      interest outstanding)                                             $18.14
                                                                        ======
  Offering price per share (100/95.25 of net asset value per share)     $19.04
                                                                        ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $152,760,288 / 8,442,209 shares of beneficial
      interest outstanding)                                             $18.09
                                                                        ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $52,540,877 / 2,908,351 shares of beneficial
      interest outstanding)                                             $18.07
                                                                        ======
Class I shares:
  Net asset value per share
    (net assets of $102.71 / 5.656 shares of beneficial
      interest outstanding)                                             $18.16
                                                                        ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements

Statement of Operations

---------------------------------------------------------------------------------
Six Months Ended February 28, 1997
---------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                          $ 3,480,768
    Dividends                                                           1,481,778
    Foreign taxes withheld                                               (153,855)
                                                                      -----------
      Total investment income                                         $ 4,808,691
                                                                      -----------
  Expenses -
    Management fee                                                    $   828,736
    Trustees' compensation                                                 20,692
    Shareholder servicing agent fee (Common)                               63,207
    Shareholder servicing agent fee (Class A)                              46,165
    Shareholder servicing agent fee (Class B)                              99,975
    Shareholder servicing agent fee (Class C)                              20,333
    Distribution and service fee (Class A)                                234,199
    Distribution and service fee (Class B)                                697,434
    Distribution and service fee (Class C)                                215,576
    Custodian fee                                                          91,760
    Printing                                                               33,488
    Postage                                                                30,629
    Auditing fees                                                          26,064
    Legal fees                                                              4,055
    Amortization of organization expenses                                   3,434
    Miscellaneous                                                          81,340
                                                                      -----------
      Total expenses                                                  $ 2,497,087
    Fees paid indirectly                                                   (8,646)
    Preliminary reduction of expenses by distributor (Class A)            (24,649)
                                                                      -----------
      Net expenses                                                    $ 2,463,792
                                                                      -----------
        Net investment income                                         $ 2,344,899
                                                                      -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss)(identified cost basis) -
    Investment transactions and swap agreements                       $10,261,591
    Written option transactions                                           283,515
    Foreign currency transactions                                        (641,703)
                                                                      -----------
      Net realized gain on investments and foreign currency
        transactions                                                  $ 9,903,403
                                                                      -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                       $10,699,674
    Written options                                                      (115,529)
    Translation of assets and liabilities in foreign currencies         4,503,844
                                                                      -----------
      Net unrealized gain on investments and foreign currency
        translation                                                   $15,087,989
                                                                      -----------
        Net realized and unrealized gain on investments and foreign
          currency                                                    $24,991,392
                                                                      -----------
          Increase in net assets from operations                      $27,336,291
                                                                      ===========

See notes to financial statements

Statement of Changes in Net Assets

-----------------------------------------------------------------------------------
                                                          Six Months
                                                               Ended     Year Ended
                                                        February 28,     August 31,
                                                                1997           1996
-----------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                 $  2,344,899   $  4,164,411
  Net realized gain on investments and
    foreign currency transactions                          9,903,403     21,499,473
  Net unrealized gain (loss) on investments and
    foreign currency translation                          15,087,989     (1,720,591)
                                                        ------------   ------------
    Increase in net assets from operations              $ 27,336,291   $ 23,943,293
                                                        ------------   ------------
Distributions declared to shareholders -
  From net investment income (Class A)                  $   (919,995)  $ (2,008,957)
  From net investment income (Class B)                      (948,220)    (2,218,582)
  From net investment income (Class C)                      (320,648)      (565,751)
  From net realized gain on investments and
    foreign currency transactions (Class A)               (5,984,887)    (2,800,463)
  From net realized gain on investments and
    foreign currency transactions (Class B)               (9,094,426)    (4,012,442)
  From net realized gain on investments and
    foreign currency transactions (Class C)               (2,927,638)      (929,505)
                                                        ------------   ------------
    Total distributions declared to shareholders        $(20,195,814)  $(12,535,700)
                                                        ------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                      $ 82,397,437   $ 91,720,629
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                      17,481,195     10,664,692
  Cost of shares reacquired                              (43,953,614)   (31,243,387)
                                                        ------------   ------------
    Increase in net assets from
      Fund share transactions                           $ 55,925,018   $ 71,141,934
                                                        ------------   ------------
      Total increase in net assets                      $ 63,065,495   $ 82,549,527
Net assets:
  At beginning of period                                 244,138,579    161,589,052
                                                        ------------   ------------
  At end of period (including accumulated
    undistributed
    net investment income of $1,769,243 and
    $1,613,207, respectively)                           $307,204,074   $244,138,579
                                                        ------------   ------------

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------


                                                    Six
                                                 Months
                                                  Ended   Year Ended August 31,
                                            February 28,  ---------------------------
                                                   1997      1996      1995     1994*
-------------------------------------------------------------------------------------
                                               Class A
-------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $  17.68   $ 16.63   $ 15.33   $ 15.00
                                               --------   -------   -------   -------
Income from investment operations# -
  Net investment incomesec.                    $   0.18   $  0.43   $  0.55   $  0.04
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                   1.64      1.85      1.17      0.29
                                               --------   -------   -------   -------
      Total from investment operations         $   1.82   $  2.28   $  1.72   $  0.33
                                               --------   -------   -------   -------
Less distributions declared to shareholders -
  From net investment income                   $  (0.18)  $ (0.49)  $ (0.37)  $    --
  From net realized gain on investments and
    foreign currency transactions                 (1.18)    (0.74)    (0.05)       --
                                               --------   -------   -------   -------
      Total distributions declared to
        shareholders                           $  (1.36)  $ (1.23)  $ (0.42)  $    --
                                               --------   -------   -------   -------
Net asset value - end of period                $  18.14   $ 17.68   $ 16.63   $ 15.33
                                               --------   -------   -------   -------
Total return++                                   10.61%++  14.23%    11.48%   2.20%++
Ratios (to average net assets)/Supplemental
  datasec.:
  Expenses##                                      1.39%+    1.48%     1.47%    1.50%+
  Net investment income                           2.08%+    2.45%     3.49%    2.43%+
Portfolio turnover                                  87%      202%      118%       1%
Average commission rate###                     $ 0.0284   $0.0219        --        --
Net assets at end of period (000 omitted)      $101,903   $86,457   $58,663   $25,254

   * For the period from the commencement of investment operations, July 22, 1994 to August 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
  ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
sec. The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

       Net investment income                   $   0.18   $  0.42   $  0.52   $  0.02
       Ratios (to average net assets):
         Expenses##                               1.44%+    1.53%     1.67%     2.62%+
         Net investment income                    2.03%+    2.40%     3.29%     1.31%+

See notes to financial statements

-------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended   Year Ended August 31,
                                          February 28,   ----------------------------
                                                  1997       1996      1995     1994*
-------------------------------------------------------------------------------------
                                               Class B
-------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $  17.63   $  16.58   $ 15.31   $ 15.00
                                              --------    -------   -------   -------
Income from investment operations# -
  Net investment incomesec.                   $   0.13   $   0.32   $  0.43   $  0.02
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                  1.64       1.85      1.17      0.29
                                              --------    -------   -------   -------
      Total from investment operations        $   1.77   $   2.17   $  1.60   $  0.31
                                              --------    -------   -------   -------
Less distributions declared to shareholders -
  From net investment income                  $  (0.13)  $  (0.38)  $ (0.28)  $    --
  From net realized gain on investments and
    foreign currency transactions                (1.18)     (0.74)    (0.05)       --
                                              --------    -------   -------   -------
      Total distributions declared to
        shareholders                          $  (1.31)  $  (1.12)  $ (0.33)  $    --
                                              --------    -------   -------   -------
Net asset value - end of period               $  18.09   $  17.63   $ 16.58   $ 15.31
                                              --------    -------   -------   -------
Total return                                    10.29%++   13.58%    10.65%     2.07%++
Ratios (to average net assets)/Supplemental
  datasec.:
  Expenses##                                     1.99%+     2.10%     2.24%+    2.57%+
  Net investment income                          1.50%+     1.83%     2.75%+    1.39%+
Portfolio turnover                                 87%       202%      118%      1%
Average commission rate###                    $ 0.0284   $ 0.0219        --      --
Net assets at end of period (000 omitted)     $152,760   $124,399   $83,601   $26,495

   *For the period from the commencement of investment operations, July 22,
    1994 to August 31, 1994.
   +Annualized.
  ++Not annualized.
   #Per share data is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
sec.The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

       Net investment income                        --         --        --     $  0.01
       Ratios (to average net assets):
         Expenses##                                 --         --        --       3.21%+
         Net investment income                      --         --        --       0.75%+

See notes to financial statements

--------------------------------------------------------------------------------


                                                  Six
                                               Months
                                                Ended   Year Ended August 31,
                                         February 28,   ----------------------------
                                                 1997       1996      1995     1994*
------------------------------------------------------------------------------------
                                              Class C
------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $ 17.62    $ 16.58   $ 15.31   $ 15.00
                                              -------    -------   -------   -------
Income from investment operations# -
  Net investment incomesec.                   $  0.13    $  0.33   $  0.46   $  0.03
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                 1.64       1.85      1.16      0.28
                                              -------    -------   -------   -------
      Total from investment operations        $  1.77    $  2.18   $  1.62   $  0.31
                                              -------    -------   -------   -------
Less distributions declared to
  shareholders -
  From net investment income                  $ (0.14)   $ (0.40)  $ (0.30)  $    --
  From net realized gain on investments and
    foreign currency transactions               (1.18)     (0.74)    (0.05)       --
                                              -------    -------   -------   -------
      Total distributions declared to
        shareholders                          $ (1.32)   $ (1.14)  $ (0.35)  $    --
                                              -------    -------   -------   -------
Net asset value - end of period               $ 18.07    $ 17.62   $ 16.58   $ 15.31
                                              -------    -------   -------   -------
Total return                                   10.33%++   13.62%    10.72%   2.07%++
Ratios (to average net assets)/Supplemental
  datasec.:
  Expenses##                                    1.96%+     2.03%     2.18%+  2.50%+
  Net investment income                         1.53%+     1.89%     2.91%+  1.68%+
Portfolio turnover                                87%       202%      118%      1%
Average commission rate###                    $0.0284    $0.0219        --      --
Net assets at end of period (000 omitted)     $52,541    $33,283   $19,325   $ 3,435

   * For the period from the commencement of investment operations, July 22, 1994 to August 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
sec. The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

       Net investment income                         --        --        --   $  0.02
       Ratios (to average net assets):
         Expenses##                                  --        --        --     3.18%+
         Net investment income                       --        --        --     1.00%+

See notes to financial statements

--------------------------------------------------------------------------------

                                                                    Period Ended
                                                              February 28, 1997*
--------------------------------------------------------------------------------
                                                                         Class I
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                   $ 17.56
                                                                        -------
Income from investment operations# -
  Net investment income                                                 $  0.17
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  0.43
                                                                        -------
      Total from investment operations                                  $  0.60
                                                                        -------
Net asset value - end of period                                         $ 18.16
                                                                        -------
Total return                                                              3.42%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              0.94%+
  Net investment income                                                   2.34%+
Portfolio turnover                                                          87%
Average commission rate                                                 $0.0284
Net assets at end of period                                             $   103

   * For the period from the commencement of offering of Class I shares, January
     2, 1997 to February 28, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data is based on average shares outstanding.
  ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS World Asset Allocation Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of investment operations of the Fund.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as a part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts, or contracts on related options, for purposes other than hedging may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation and depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for both financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, Class C and Class I shares. The four classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.60% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $13,196 for the period ended February 28, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $47,964 for the period ended February 28, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a separate distribution plan for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $14,762 for the period ended February 28, 1997. MFD waived a portion of its fee, which is reflected as a preliminary reduction of expenses on the Statement of Operations. Fees, net of waiver, incurred under the distribution plan during the period ended February 28, 1997 were 0.45% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $11,779 and $57 for Class B and Class C shares, respectively, for the period ended February 28, 1997. Fees incurred under the distribution plan during the period ended February 28, 1997 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended February 28, 1997 were $2,424, $99,980 and $4,346 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                           Purchases          Sales
-----------------------------------------------------------------------------------
U.S. government securities                              $ 27,947,500   $ 28,061,250
                                                        ------------   ------------
Investments (non-U.S. government securities)            $204,880,273   $161,090,947
                                                        ------------   ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                         $313,346,104
                                                                       ------------
Gross unrealized appreciation                                          $ 25,508,832
Gross unrealized depreciation                                            (6,509,059)
                                                                       ------------
  Net unrealized appreciation                                          $ 18,999,773
                                                                       ------------

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                  Period Ended                 Year Ended
                                  February 28, 1997            August 31, 1996
                                  -------------------------    ------------------------
                                      Shares         Amount       Shares         Amount
---------------------------------------------------------------------------------------
Shares sold                        2,013,853   $ 36,512,954    1,942,820   $ 34,004,181
Shares issued to shareholders in
  reinvestment of distributions      361,083      6,330,133      250,334      4,239,097
Shares reacquired                 (1,647,617)   (30,016,389)    (830,481)   (14,577,459)
                                  ----------   ------------    ---------   ------------
    Net increase                     727,319   $ 12,826,698    1,362,673   $ 23,665,819
                                  ==========   ============    =========   ============

Class B Shares

                                  Period Ended                 Year Ended
                                  February 28, 1997            August 31, 1996
                                  -------------------------    ------------------------
                                      Shares       Amount         Shares        Amount
---------------------------------------------------------------------------------------
Shares sold                        1,508,200   $ 27,272,183    2,433,897   $ 42,393,057
Shares issued to shareholders in
  reinvestment of distributions      486,350      8,500,794      308,270      5,200,860
Shares reacquired                   (606,597)   (10,996,261)    (728,702)   (12,706,594)
                                   ---------   ------------    ---------   ------------
    Net increase                   1,387,953   $ 24,776,716    2,013,465   $ 34,887,323
                                   =========   ============    =========   ============

Class C Shares

                                  Period Ended                 Year Ended
                                  February 28, 1997            August 31, 1996
                                  -------------------------    ------------------------
                                    Shares        Amount        Shares        Amount
---------------------------------------------------------------------------------------
Shares sold                        1,029,885   $ 18,612,200      877,452   $ 15,323,391
Shares issued to shareholders in
  reinvestment of distributions      151,798      2,650,268       72,545      1,224,735
Shares reacquired                   (162,411)    (2,940,964)    (226,844)    (3,959,334)
                                   ---------   ------------     --------   ------------
    Net increase                   1,019,272   $ 18,321,504      723,153   $ 12,588,792
                                   =========   ============     ========   ============

Class I Shares

                                      Period Ended
                                      February 28, 1997*
                                      -------------------
                                          Shares   Amount
---------------------------------------------------------
Shares sold                                    6     $100
Shares issued to shareholders in
  reinvestment of distributions               --       --
Shares reacquired                             --       --
                                              --     ----
    Net increase                               6     $100
                                              ==     ====

* For the period from the commencement of offering of Class I shares, January 2, 1997 to February 28, 1997.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended February 28, 1997 was $1,425.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at February 28, 1997, is as follows:

Written Option Transactions

                               1997 Calls                    1997 Puts
                               ----------------------------  ----------------------------
                               Principal Amounts             Principal Amounts
                                    of Contracts                  of Contracts
                                   (000 Omitted)   Premiums      (000 Omitted)   Premiums
-----------------------------------------------------------------------------------------
Outstanding, beginning of period -

    Japanese Yen                              --  $      --            681,000  $  55,463
Options written -
    Australian Dollars                     7,547     50,977                 --         --
    Deutsche Marks                            --         --             52,920     88,720
    Japanese Yen                       2,040,968    285,657          1,472,000    130,559
    Swiss Francs/Deutsche
      Marks                               19,902    134,220                 --         --
Options terminated in closing
  transactions -
    Japanese Yen                        (203,000)   (14,634)        (2,153,000)  (186,022)
    Swiss Francs/Deutsche
      Marks                              (19,902)  (134,220)                --         --
                                       ---------  ---------         ----------  ---------
Outstanding, end of period             1,845,515  $ 322,000             52,920  $  88,720
                                       =========  =========         ==========  =========
Options outstanding at end of period
  consist of -
    Australian Dollars                     7,547  $  50,977                 --  $      --
    Deutsche Marks                            --         --             52,920     88,720
    Japanese Yen                       1,837,968    271,023                 --         --
                                       ---------  ---------         ----------  ---------
Outstanding, end of period             1,845,515  $ 322,000             52,920  $  88,720
                                       =========  =========         ==========  =========

At February 28, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                              Contracts                                         Net Unrealized
   Settlement               to Deliver/                           Contracts       Appreciation
         Date                   Receive     In Exchange for        at Value     (Depreciation)
----------------------------------------------------------------------------------------------
Sales
    4/21/97 -
      6/30/97        AUD     41,681,132         $32,273,961    $ 32,351,477        $  (77,516)
    6/30/97          BEF     45,622,790           1,418,707       1,320,862            97,845
    5/30/97 -
      8/26/97        CAD     27,286,025          20,275,302      20,093,348           181,954
    4/21/97 -
      5/30/97        CHF     28,307,248          20,594,374      19,360,325         1,234,049
    4/21/97 -
      6/30/97        DEM    117,682,583          72,712,943      70,066,093         2,646,850
    6/30/97          DKK          6,258               1,043             979                64
    1/15/98          ECU        630,046             782,734         716,205            66,529
    4/21/97          ESP    748,629,549           5,507,160       5,221,188           285,972
    5/30/97          FIM     27,608,351           5,899,548       5,528,480           371,068
    6/30/97          FRF     41,340,569           7,613,364       7,318,659           294,705
    4/21/97 -
      6/30/97        GBP     43,677,202          71,464,023      71,067,226           396,797
    3/03/97          GRD      4,702,020              17,812          16,998               814
    12/04/97         HKD     13,267,240           1,712,344       1,711,444               900
    4/28/97 -
      6/30/97        ITL 30,102,983,307          18,588,925      17,718,958           869,967
    3/03/97 -
      5/30/97        JPY  1,942,754,994          16,288,018      16,310,068           (22,050)
    4/21/97          NZD      4,800,000           3,310,752       3,319,552            (8,800)
    3/05/97          PHP        384,693              14,572          14,620               (48)
    3/04/97 -
      6/30/97        SEK     89,456,996          12,736,858      11,964,009           772,849
                                               ------------    ------------        ----------
                                               $291,212,440    $284,100,491        $7,111,949
                                               ============    ============        ==========


                              Contracts                                         Net Unrealized
  Settlement                to Deliver/                           Contracts       Appreciation
        Date                    Receive     In Exchange for        at Value     (Depreciation)
----------------------------------------------------------------------------------------------
Purchases
    4/21/97 -
      6/30/97        AUD     29,996,547         $23,399,977    $ 23,285,862      $  (114,115)
    6/30/97          BEF     49,936,707           1,449,962       1,445,757           (4,205)
    5/30/97          CAD      3,964,344           2,941,890       2,915,854          (26,036)
    4/21/97          CHF      8,735,756           6,586,909       5,957,346         (629,563)
    4/21/97 -
      8/26/97        DEM    141,999,213          88,330,094      84,695,031       (3,635,063)
    8/26/97          ECU        402,325             468,548         465,691           (2,857)
    4/21/97 -
      8/26/97        ESP  1,103,822,572           7,787,598       7,694,897          (92,701)
    3/04/97 -
      6/30/97        FRF      8,133,184           1,441,882       1,438,530           (3,352)
    3/04/97 -
      6/30/97        GBP     33,714,239          51,710,127      51,681,732          (28,395)
    3/04/97          IDR     37,197,750              15,567          15,517              (50)
    6/30/97          IEP        890,598           1,414,180       1,409,526           (4,654)
    4/28/97 -
      5/30/97        ITL 49,853,724,117          30,792,675      29,366,153       (1,426,522)
    6/30/97          JPY  1,199,689,205           9,951,756      10,122,830          171,074
    8/26/97          NOK      1,561,196             236,796         234,080           (2,716)
    6/30/97          SEK      6,650,357             901,132         889,450          (11,682)
    6/17/97          THB    305,397,910          11,743,815      11,647,258          (96,557)
                                               ------------    ------------      -----------
                                               $239,172,908    $233,265,514      $(5,907,394)
                                               ============    ============      ===========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded from above amounted to a net payable of $354,634 with Bankers Trust, $198,968 with Goldman Sachs, $330,279 with J.P. Morgan and a net receivable of $953,990 with C.S. First Boston, $311,085 with Deutsche Bank, $380,626 with Merrill Lynch and $1,463,556 with Swiss Bank at February 28, 1997.

At February 28, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At February 28, 1997, the Fund owned the following restricted securities (constituting 1.90% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by a valuation supplied by a pricing service or brokers.

                                       Date of        Share/
Description                        Acquisition    Par Amount         Cost        Value
--------------------------------------------------------------------------------------
AK Steel Corp., 9.125s, 2006          12/17/96     1,000,000   $1,027,500   $1,037,500
Hong Leong Finance           6/12/95 - 8/02/96       480,000    1,667,956    1,852,608
Jarvis Hotels Ltd. PLC       7/02/96 - 8/02/96       395,800    1,021,539    1,142,279
United Mexican States,
  Floating Rate, 2001                  7/28/96     1,000,000      995,000    1,010,000
WCI Steel, Inc., 10s, 2004            11/27/96       750,000      783,750      787,500
                                                                            ----------
                                                                            $5,829,887
                                                                            ----------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of
MFS World Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of MFS World Asset Allocation Fund (one of the portfolios constituting the MFS Series Trust I) including the schedule of portfolio investments, as of February 28, 1997, and the related statement of operations for the six month period ended February 28, 1997, and the statement of changes in net assets for the six month period ended February 28, 1997 and for the year ended August 31, 1996, and the financial highlights for the six month period ended February 28, 1997, the years ended August 31, 1996 and 1995, and for the period from July 22, 1994 (commencement of investment operations) to August 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS World Asset Allocation Fund at February 28, 1997, the results of its operations for the six month period ended February 28, 1997, and the changes in its net assets for the six month period ended February 28, 1997 and the year ended August 31, 1996, and the financial highlights for the six month period ended February 28, 1997, the years ended August 31, 1996 and 1995, and for the period from July 22, 1994 (commencement of investment operations) to August 31, 1994, in conformity with generally accepted accounting principles.



Boston, Massachusetts
March 31, 1997                                       /s/ Ernst & Young LLP

        ------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

  MFS(R) WORLD           [DALBAR #1 MFS GRAPHIC OMITTED]
  ASSET ALLOCATION                                        ----------------------
  FUND(SM)                                                BULK RATE
  500 Boylston Street                                     U.S. POSTAGE
  Boston, MA 02116-3741                                   PAID
  [MFS LOGO]                                              PERMIT #55638
  INVESTMENT MANAGEMENT                                   BOSTON, MA
  We invented the mutual fund(SM)                         ----------------------

(C)1997 MFS Fund Distributors, Inc.,                  MAA-3 4/97 32 M 88/288/388
500 Boylston Street, Boston, MA 02116-3741

        INTRODUCING A QUICK AND EASY WAY TO LEARN SOME FINANCIAL BASICS:

                         [LOGO: The ABCs of Investing]
                  [LOGO: part of MFS(R) Heritage Planning(SM)]


                   [GRAPHIC OMITTED: 2 PEOPLE JUGGLING BLOCKS]







This series of brief messages provides an overview of investment topics, including:

* Dollar-cost Averaging: a simple method of investing that could work for anyone

* Interest Rate Changes: what every fixed-income investor should know

* Lump-sum Rollovers: how to handle a windfall

* Professional Financial Advisers: why even smart investors may need one

* Straw into Gold: tips for weaving small lifestyle changes into dollars to invest

* Weathering Market Downturns: how to maintain perspective

* Basic Steps Smart Investors Take Automatically

The series will include messages on other topics as they become available.

You can read through each topic quickly - in five minutes at most. Of course, these materials are not designed to turn you into an expert. Your financial adviser can provide more information on any of the ABC subjects. A conversation with your adviser might also provide an opportune occasion to review your portfolio and to assess your present and future financial needs.

To request your free copy of THE ABCS OF INVESTING SERIES, call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

As part of MFS Heritage Planning, your adviser has access to a wide range of MFS materials he or she would be happy to share with you on topics related to the intergenerational concerns of people today. These include financing college tuition and a secure retirement, eldercare, tax-smart gifting strategies, estate and health care planning, and other issues.

IT'S EASY TO CONTACT US


[GRAPHIC OMITTED: TELEPHONE HANDSET] MFS AUTOMATED INFORMATION

          ACCOUNT INFORMATION:
          Call 1-800-MFS-TALK (1-800-637-8255)
          anytime.

          INVESTMENT OUTLOOK:
          Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

[GRAPHIC OMITTED: QUESTION MARK] MFS PERSONAL SERVICE

          ACCOUNT SERVICE/LITERATURE:
          Call 1-800-225-2606 any business day
          from 8 a.m. to 8 p.m. Eastern time.

          PRODUCT INFORMATION:
          Call 1-800-637-2929 any business day
          from 9 a.m. to 5 p.m. Eastern time.

          IRA SERVICE:
          Call 1-800-637-1255 any business day
          from 9 a.m. to 5 p.m. Eastern time.

          SERVICE FOR THE HEARING-IMPAIRED:
          Call 1-800-637-6576 any business day
          from 9 a.m. to 5 p.m. Eastern time (TDD required).

[GRAPHIC OMITTED: ENVELOPE] MFS ADDRESSES

          MFS Service Center, Inc.
          P.O. Box 2281
          Boston, MA 02107-9906

          WORLD WIDE WEB:
          www.mfs.com

THE MFS FAMILY OF FUNDS(R)
AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time (or leave a message anytime). This material should be read carefully before investing or sending money.

STOCK
-----------------------------------------------------
Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS(R) Capital Growth Fund
MFS(R) Emerging Growth Fund
MFS(R) Gold & Natural Resources Fund
MFS(R) Growth Opportunities Fund
MFS(R) Managed Sectors Fund
MFS(R) OTC Fund
MFS(R) Research Fund
MFS(R) Research Growth and Income Fund
MFS(R) Strategic Growth Fund
MFS(R) Value Fund

STOCK AND BOND
-----------------------------------------------------
MFS(R) Total Return Fund
MFS(R) Utilities Fund

BOND
-----------------------------------------------------
MFS(R) Bond Fund
MFS(R) Government Mortgage Fund
MFS(R) Government Securities Fund
MFS(R) High Income Fund
MFS(R) Intermediate Income Fund
MFS(R) Strategic Income Fund

LIMITED MATURITY BOND
-----------------------------------------------------
MFS(R) Government Limited Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund

WORLD
-----------------------------------------------------
MFS(R)/Foreign & Colonial Emerging Markets
 Equity Fund
MFS(R)/Foreign & Colonial International
 Growth Fund
MFS(R)/Foreign & Colonial International
  Growth and Income Fund
MFS(R) World Asset Allocation Fundsm
MFS(R) World Equity Fund
MFS(R) World Governments Fund
MFS(R) World Growth Fund
MFS(R) World Total Return Fund

NATIONAL TAX-FREE BOND
-----------------------------------------------------
MFS(R) Municipal Bond Fund
MFS(R) Municipal High Income Fund
MFS(R) Municipal Income Fund

STATE TAX-FREE BOND
-----------------------------------------------------
Alabama, Arkansas, California, Florida,
Georgia, Maryland, Massachusetts,
Mississippi, New York, North Carolina,
Pennsylvania, South Carolina,Tennessee,
Virginia, West Virginia

MONEY MARKET
-----------------------------------------------------
MFS(R) Cash Reserve Fund
MFS(R) Government Money Market Fund
MFS(R) Money Market Fund

MFS(R) WORLD ASSET ALLOCATION FUND(SM)

TRUSTEES
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,
Cambridge Trust Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.d. - Chief Of Cardiac
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor;
Director, Rockefeller Financial Services, Inc.
(investment advisers)

Walter E. Robb, III - President and Treasurer,
Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting
Group, Inc. (office services); Trustee, Landmark
Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice
President, Director and Secretary,
Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994),
NACCO Industries; Director, Sundstrand
Corporation

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

ASSET ALLOCATION COMMITTEE*
A. Keith Brodkin    Leslie J. Nanberg
Jeffery L. Shames    James T. Swanson
John W. Ballen

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
Investors Bank & Trust Company

AUDITORS
Ernst & Young LLP

INVESTOR INFORMATION
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds,
call your financial adviser or, for an
information kit, call toll free:
1-800-637-2929 any business day from
9 a.m. to 5 p.m. Eastern time (or leave
a message anytime).

WORLD WIDE WEB
www.mfs.com


[GRAPHIC OMITTED: MFS DALBAR SEAL]

For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."



*Affiliated with the Investment Adviser                                     41